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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):           October 30, 2007
                                                         --------------------



                             Dresser-Rand Group Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its Charter)



         Delaware                       001-32586                20-1780492
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(State or other jurisdiction         (Commission File          (IRS Employer
    of Incorporation)                     Number)            Identification No.)


1200 W. Sam Houston Parkway N., Houston, Texas                             77043
----------------------------------------------------                      ------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:          (713) 467-2221


                                 Not Applicable
                            ------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS


ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS


SIGNATURES


EXHIBIT INDEX


EXHIBIT 99.1




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Item 2.02         Results of Operations and Financial Condition
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                  On October 30, 2007, Dresser-Rand Group Inc. (the "Company")
                  issued a press release announcing financial results for its third quarter ended September 30, 2007. A copy of the press release is attached as Exhibit 99.1. All information in the press release is furnished and shall not be deemed "filed" with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent registrant specifically incorporated it by reference.


Item 9.01         Financial Statements and Exhibits
---------         ---------------------------------
                  (d)     Exhibits
                          99.1 Dresser-Rand Group Inc. Press Release dated October 30, 2007.




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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DRESSER-RAND GROUP INC
                                                     (Registrant)

 Date:  October 30, 2007            By:  /s/ Mark E. Baldwin
                                         ---------------------------------------
                                         Mark E. Baldwin
                                         Executive Vice President and
                                         Chief Financial Officer



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                             DRESSER-RAND GROUP INC.

                                  EXHIBIT INDEX


Exhibit No.   Subject Matter

99.1          Press Release of Dresser-Rand Group Inc. dated, October 30,  2007.